UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, N.Y. 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

December 31, 2011

Annual

Repor t

Western Asset

Intermediate Bond

Portfolio

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Intermediate Bond Portfolio

Fund objective

The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration which is expected to range within 20% of the duration of its benchmark.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Intermediate Bond Portfolio for the twelve-month reporting period ended December 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

Western Asset Intermediate Bond Portfolio	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the twelve months ended December 31, 2011. However, the pace of the expansion was less robust than during most other periods exiting a severe recession. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in the year, as the Commerce Department’s initial estimate for fourth quarter GDP growth was 2.8% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.0% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors holding back the economy were the weak job market and continued strains in the housing market. While there was some improvement in early 2011 and late in the reporting period, unemployment remained elevated. When 2011 began, unemployment, as reported by the U.S. Department of Labor, was 9.4%. After dipping below 9.0% in March 2011 (to 8.9%), unemployment moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months before declining to 8.9% in October. Unemployment then fell to 8.6% in November and 8.5% in December, the latter being the lowest rate since February 2009. The housing market showed some encouraging signs, although home prices still appear to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in January 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated over the next eight months before rising during each of the last three months of the year. In addition, the year ended with the lowest inventory of unsold homes since April 2006. However, existing-home prices remained weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $164,500 in December 2011, down 2.5% from December 2010.

While the manufacturing sector continued to expand, it experienced a soft patch during a portion of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. However, the manufacturing sector gained some momentum late in the period and ended December at 53.9, its highest reading in the last six months.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). At its meeting in December, the Fed potentially opened the door to another round of quantitative easing in 2012, saying it is “prepared to employ its tools to promote a stronger economic recovery in a context of price stability.” Finally, in January 2012 (after the reporting period ended), the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including

IV	Western Asset Intermediate Bond Portfolio

Investment commentary (cont’d)

low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

President

January 27, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average durationi specified below. The Fund invests in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. Although the Fund may invest in debt and fixed-income securities of any maturity, under normal market conditions, the target dollar-weighted average effective durationii for the Fund is expected to range within 20% of the duration of its benchmark, the Barclays Capital Intermediate U.S. Government/ Credit Indexiii (generally, this range is two to five years).

The Fund presently intends to limit its investments to U.S. dollar-denominated securities and currently anticipates that it will only purchase debt securities that are rated Baa or BBB or above at the time of purchase by one or more nationally recognized statistical rating organizations or unrated securities that we determine to be of comparable quality at the time of purchase (that is, “investment grade securities”). The Fund may invest up to 25% of its total assets in the securities of non-U.S. issuers.

The Fund may also enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and forwards.

At Western Asset Management Company (“Western Asset”), the Fund’s adviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Given changing perceptions for the economy and a number of macro issues, the performance of the spread sectors (non-Treasuries) fluctuated during the reporting period. Most spread sectors rallied during the first four months of the period as expectations for the economy were generally positive. While the spread sectors generally posted positive results in May, they underperformed equal-duration Treasuries. Risk aversion then increased from June through September given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. However, most spread sectors rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December as the economy appeared to gather some momentum heading into 2012.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.61% and 3.30%, respectively. Yields initially moved higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields then declined during much of the next seven months due to disappointing economic data and several flights to quality. Two-year

2	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Fund overview (cont’d)

Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Ten-year Treasuries reached their reporting period trough of 1.72% on September 22, 2011. Yields then moved higher in October as investor risk appetite increased. Two-year Treasury yields were then relatively stable during the last two months of the year, whereas ten-year Treasury yields declined in November and December. When the reporting period ended on December 31, 2011, two-year Treasury yields were 0.25% and ten-year Treasury yields were 1.89%. All told, the Barclays Capital U.S. Aggregate Indexiv returned 7.84% for the twelve months ended December 31, 2011.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. Given the many macro uncertainties facing the market and increased volatility, we became somewhat more defensive and significantly increased the Fund’s allocations to Treasury securities. We also added to our exposure to certain asset-backed securities that we found to be attractively valued. In contrast, we reduced the portfolio’s exposure to investment grade corporate bonds and government agencies. Elsewhere, we adjusted the Fund’s duration during the period, moving from a slightly long to a short position versus that of the benchmark. This change was made as we felt that interest rates had fallen to unsustainably low levels.

The Fund used U.S. Treasury futures and options, as well as Eurodollar futures to manage our duration and yield curvev exposure. While the U.S. Treasury futures and options contributed to performance, the Eurodollar futures detracted from results. Index swaps were utilized to manage the Fund’s commercial mortgage-backed security exposure. The use of these instruments did not meaningfully impact performance during the reporting period.

Performance review

For the twelve months ended December 31, 2011, Class I shares of Western Asset Intermediate Bond Portfolio returned 5.35%. The Fund’s unmanaged benchmark, the Barclays Capital Intermediate U.S. Government/Credit Index, returned 5.80% for the same period. The Lipper Intermediate Investment Grade Debt Funds Category Average1 returned 6.22% over the same time frame.

Performance Snapshot as of December 31, 2011 (unaudited)
	6 months	12 months
Western Asset Intermediate Bond Portfolio:
Class IS	2.10%	5.39%
Class I	2.09%	5.35%
Barclays Capital Intermediate U.S. Government/Credit Index	3.25%	5.80%
Lipper Intermediate Investment Grade Debt Funds Category Average[1]	3.32%	6.22%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended December 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 609 funds for the six-month period and among the 597 funds for the twelve-month period in the Fund’s Lipper category.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	3

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended December 31, 2011 for Class IS and Class I shares were 2.22% and 2.29%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class IS and Class I shares would have been 2.18% and 2.26%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 1, 2011, the gross total annual operating expense ratios for Class IS and Class I shares were 0.47% and 0.48%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, deferred organizational expenses and extraordinary expenses, to average net assets is not expected to exceed 0.45% for Class IS shares. This expense limitation arrangement cannot be terminated prior to April 30, 2012 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived or reimbursed to the class within three years after the day on which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its yield curve positioning. In particular, the Fund’s overweight to the long-end of the yield curve positively impacted performance as longer-term securities outperformed shorter-term securities.

Out-of-benchmark allocations to commercial mortgage-backed securities and non-agency mortgage-backed securities were beneficial for results as they outperformed the benchmark given generally solid demand from investors looking to generate incremental yield in the low interest rate environment.

Elsewhere, our out-of-benchmark exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”)vi was rewarded. They generated strong results as inflation expectations increased toward the end of the reporting period as the economic data improved.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance for the period was its overweight to investment grade corporate bonds. Our holdings in the Financials sector generated the weakest results during the period. They underperformed the benchmark due to fears of contagion from the European sovereign debt crisis and uncertainties regarding new financial regulations. Individual Financials holdings that generated poor results were Goldman Sachs, Credit Agricole SA and HSBC Finance Corp.

Having an overall duration that was shorter than that of the benchmark was not rewarded given the declining interest rate environment over the twelve-month period.

Thank you for your investment in Western Asset Intermediate Bond Portfolio. As

4	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Fund overview (cont’d)

always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

January 17, 2012

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. As interest rates rise, the value of fixed-income securities falls. Derivatives, such as options, futures and swaps, can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. International investments are subject to special risks including social, economic and political uncertainties, which could increase volatility. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of December 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 24 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2011 were: Financials (28.0%), U.S. Government & Agency Obligations (18.3%), Asset-Backed Securities (10.4%), Collateralized Mortgage Obligations (10.2%) and Energy (6.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

iii

The Barclays Capital Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and twenty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of December 31, 2011 and December 31, 2010 and does not include derivatives such as futures contracts, written options and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2011 and held for the six months ended December 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class IS	2.10%	$1,000.00	$1,021.00	0.45%	$2.29	Class IS	5.00%	$1,000.00	$1,022.94	0.45%	$2.29
Class I	2.09	1,000.00	1,020.90	0.47	2.39	Class I	5.00	1,000.00	1,022.84	0.47	2.40

[1]	For the six months ended December 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fees forgone and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
	Class IS	Class I
Twelve Months Ended 12/31/11	5.39%	5.35%
Five Years Ended 12/31/11	N/A	6.20
Ten Years Ended 12/31/11	N/A	5.89
Inception* through 12/31/11	9.45	6.54

Cumulative total returns[1]
Class IS (Inception date of 10/3/08 through 12/31/11)	34.05%
Class I (12/31/01 through 12/31/11)	77.27

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date for Class IS and I shares are October 3, 2008 and July 1, 1994, respectively.

8	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $1,000,000 invested in

Class IS Shares of Western Asset Intermediate Bond Portfolio vs. Barclays Capital Intermediate U.S. Government/Credit Index† — October 3, 2008 - December 2011

Value of $1,000,000 invested in

Class I Shares of Western Asset Intermediate Bond Portfolio vs. Barclays Capital Intermediate U.S. Government/Credit Index† —

December 2001 - December 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS and I shares of Western Asset Intermediate Bond Portfolio on October 3, 2008 (commencement of operations) and December 31, 2001, respectively, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through December 31, 2011. The hypothetical illustration also assumes a $1,000,000 investment in the Barclays Capital Intermediate U.S. Government/Credit Index. The Barclays Capital Intermediate U.S. Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years. The Index is unmanaged and not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	9

Spread duration (unaudited)

Economic exposure — December 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BCI	— Barclays Capital Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Muni	— Municipal
WAIP	— Western Asset Intermediate Bond Portfolio

10	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Effective duration (unaudited)

Interest rate exposure — December 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset Backed Securities
BCI	— Barclays Capital Intermediate U.S. Government/Credit Index
EM	— Emerging Markets
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
Muni	— Municipal
WAIP	— Western Asset Intermediate Bond Portfolio

Western Asset Intermediate Bond Portfolio 2011 Annual Report	11

Schedule of investments

December 31, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 48.4%
Consumer Discretionary — 2.4%
Automobiles — 0.2%
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	$640,000	$636,260	(a)
Media — 1.8%
Comcast Corp., Senior Notes	6.500%	1/15/17	1,190,000	1,399,651
Comcast Corp., Senior Notes	5.150%	3/1/20	500,000	568,616
Omnicom Group Inc., Senior Notes	5.900%	4/15/16	230,000	255,735
Reed Elsevier Capital Inc.	7.750%	1/15/14	580,000	647,117
Time Warner Cable Inc., Senior Notes	6.200%	7/1/13	40,000	42,923
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	2,140,000	2,412,114
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	110,000	111,290
WPP Finance UK, Senior Notes	8.000%	9/15/14	890,000	991,379
Total Media				6,428,825
Multiline Retail — 0.4%
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	1,470,000	1,563,649
Total Consumer Discretionary				8,628,734
Consumer Staples — 3.8%
Beverages — 1.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	1,100,000	1,290,084
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	130,000	149,005
Bottling Group LLC	6.950%	3/15/14	1,310,000	1,472,462
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	1,050,000	1,187,350
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	650,000	680,930	(a)
Total Beverages				4,779,831
Food & Staples Retailing — 1.0%
Kroger Co., Notes	3.900%	10/1/15	865,000	929,840
Safeway Inc., Senior Notes	3.950%	8/15/20	930,000	918,401
Wal-Mart Stores Inc.	4.250%	4/15/13	930,000	975,180
Walgreen Co., Senior Notes	5.250%	1/15/19	540,000	641,975
Total Food & Staples Retailing				3,465,396
Food Products — 0.4%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,320,000	1,523,083
Tobacco — 1.1%
Altria Group Inc., Senior Notes	8.500%	11/10/13	400,000	451,579
Altria Group Inc., Senior Notes	9.250%	8/6/19	660,000	886,219
Philip Morris International Inc.	5.650%	5/16/18	970,000	1,147,338
Reynolds American Inc., Senior Notes	7.250%	6/1/13	1,160,000	1,244,108
Total Tobacco				3,729,244
Total Consumer Staples				13,497,554

See Notes to Financial Statements.

12	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Energy — 6.2%
Energy Equipment & Services — 0.7%
Baker Hughes Inc., Senior Notes	7.500%	11/15/18	$720,000	$949,842
Transocean Inc., Senior Notes	5.250%	3/15/13	1,530,000	1,572,834
Total Energy Equipment & Services				2,522,676
Oil, Gas & Consumable Fuels — 5.5%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	70,000	79,348
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	1,610,000	1,866,206
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	150,000	150,688
BP Capital Markets PLC, Senior Notes	5.250%	11/7/13	940,000	1,008,210
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	180,000	188,536
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	50,000	52,054
ConocoPhillips	5.200%	5/15/18	1,310,000	1,524,989
Devon Energy Corp.	6.300%	1/15/19	1,170,000	1,431,101
Enbridge Energy Partners LP	9.875%	3/1/19	590,000	782,477
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	500,000	612,575
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	500,000	594,734
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	1,500,000	1,756,692
Gazprom, Loan Participation Notes	6.212%	11/22/16	120,000	124,200	(a)
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	1,710,000	1,935,337
Noble Energy Inc., Senior Notes	8.250%	3/1/19	340,000	442,134
Noble Energy Inc., Senior Notes	4.150%	12/15/21	270,000	279,313
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	450,000	461,631
Pemex Project Funding Master Trust	5.750%	3/1/18	190,000	209,000
Petrobras International Finance Co., Senior Notes	3.875%	1/27/16	600,000	618,127
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,233,000	1,319,458
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,720,000	2,145,700
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,140,000	1,330,910
Williams Cos. Inc., Notes	7.875%	9/1/21	330,000	406,139
Total Oil, Gas & Consumable Fuels				19,319,559
Total Energy				21,842,235
Financials — 28.0%
Capital Markets — 4.2%
Bear Stearns Co. Inc., Senior Notes	6.400%	10/2/17	710,000	793,233
Credit Suisse AG/Guernsey, Secured Bonds	2.600%	5/27/16	1,110,000	1,124,862	(a)
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	3,320,000	2,041,800	(b)
Goldman Sachs Capital III, Preferred Securities	1.297%	9/1/12	2,590,000	1,604,790	(b)(c)
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	100,000	100,132
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	40,000	40,134

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	13

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	$40,000	$40,679
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	214,270
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	72,661
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	420,000	414,550
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	4,090,000	1,012,275	(a)(d)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	1,590,000	393,525	(a)(e)(f)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	6,200,000	620	(b)(c)(f)
Lehman Brothers Holdings E-Capital Trust I, Notes	3.850%	8/19/65	360,000	36	(b)(f)
Lehman Brothers Holdings Inc., Subordinated Notes	6.500%	7/19/17	30,000	3	(f)
Merrill Lynch & Co. Inc., Subordinated Notes	5.700%	5/2/17	1,500,000	1,377,581
Morgan Stanley	7.300%	5/13/19	2,100,000	2,138,743
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	1,180,000	1,138,479
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	690,000	717,200
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	1,840,000	1,834,940
Total Capital Markets				15,060,513
Commercial Banks — 12.9%
Abbey National Treasury Services PLC, Senior Notes	4.000%	4/27/16	680,000	610,064
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	1,590,000	1,617,447	(a)
Bank of Montreal, Secured Bonds	2.850%	6/9/15	1,070,000	1,109,116	(a)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	380,000	384,572	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	460,000	415,959	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	720,000	753,941	(a)
BB&T Corp., Senior Notes	3.850%	7/27/12	750,000	762,236
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	800,000	757,780
BNP Paribas, Senior Notes	1.291%	1/10/14	690,000	636,361	(b)
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	870,000	842,639	(a)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	4,630,000	4,835,729	(a)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	650,000	669,695	(a)
Compagnie de Financement Foncier, Secured Bonds	2.250%	3/7/14	2,100,000	2,064,285	(a)
Credit Agricole Home Loan SFH, Secured Bonds	1.162%	7/21/14	400,000	384,288	(a)(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,350,000	1,012,500	(a)(b)(c)
Danske Bank A/S, Senior Notes	3.875%	4/14/16	930,000	863,309	(a)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	2,910,000	2,797,802	(a)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	910,000	0	(a)(b)(e)(f)(g)(h)

See Notes to Financial Statements.

14	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
HSBC Bank PLC, Bonds	1.625%	7/7/14	$1,530,000	$1,512,251	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	370,000	306,501	(a)
Landsbanki Islands HF	7.431%	10/19/17	1,830,000	0	(a)(b)(c)(e)(f)(g)(h)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	2,330,000	81,550	(a)(d)(e)
Landwirtschaftliche Rentenbank, Senior Notes	2.500%	2/15/16	3,980,000	4,158,455
Lloyds TSB Bank PLC, Senior Notes	6.375%	1/21/21	620,000	621,324
National Bank of Canada, Secured Bonds	2.200%	10/19/16	1,100,000	1,109,107	(a)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	620,000	629,879	(a)
Nordea Eiendomskreditt AS, Mortgage Secured Bonds	1.875%	4/7/14	1,860,000	1,861,681	(a)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	745,000	871,650	(a)(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	640,000	599,160
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	390,000	321,928
Royal Bank of Scotland Group PLC, Subordinated Notes	5.050%	1/8/15	370,000	301,715
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	1,210,000	1,134,622
Sparebank 1 Boligkreditt AS, Secured Bonds	2.625%	5/27/17	1,310,000	1,321,354	(a)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	720,000	751,306	(a)
Swedbank AB, Secured Bonds	2.950%	3/28/16	1,900,000	1,947,741	(a)
Toronto-Dominion Bank, Secured Bonds	2.200%	7/29/15	1,930,000	1,976,233	(a)
U.S. Bancorp	4.200%	5/15/14	1,050,000	1,124,154
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	2/9/12	708,000	592,950	(b)(c)
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	2,720,000	2,871,548
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,010,000	1,055,414	(a)
Total Commercial Banks				45,668,246
Consumer Finance — 2.1%
American Express Credit Corp., Senior Notes	5.125%	8/25/14	1,860,000	1,998,233
American Honda Finance Corp., Senior Notes	3.500%	3/16/15	1,020,000	1,069,832	(a)
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	1,370,000	1,386,029
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	1,330,000	1,348,574
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,130,000	1,168,869
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	530,000	545,900
Total Consumer Finance				7,517,437

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	15

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — 6.2%
Bank of America Corp., Senior Notes	4.875%	9/15/12	$940,000	$946,032
Bank of America Corp., Senior Notes	4.500%	4/1/15	290,000	279,846
Bank of America Corp., Senior Notes	6.500%	8/1/16	35,000	35,247
Bank of America Corp., Senior Notes	5.000%	5/13/21	430,000	391,659
CDP Financial Inc.	4.400%	11/25/19	1,270,000	1,377,997	(a)
Citigroup Inc., Senior Notes	6.000%	12/13/13	1,100,000	1,138,235
Citigroup Inc., Senior Notes	6.375%	8/12/14	730,000	766,150
Citigroup Inc., Senior Notes	5.500%	10/15/14	470,000	483,182
Citigroup Inc., Senior Notes	8.500%	5/22/19	1,100,000	1,294,795
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	1,400,000	1,383,662	(a)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	1,000,000	1,095,152
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	1,020,000	1,142,402
General Electric Capital Corp., Senior Notes	6.000%	8/7/19	220,000	252,698
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,705,000	1,679,425	(b)
ILFC E-Capital Trust I	4.470%	12/21/65	250,000	147,495	(a)(b)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	280,000	286,300	(a)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	1,430,000	1,465,750	(a)
JPMorgan Chase & Co.	4.400%	7/22/20	490,000	500,396
JPMorgan Chase & Co., Senior Notes	4.250%	10/15/20	790,000	795,548
JPMorgan Chase Capital XXII	6.450%	2/2/37	450,000	450,000
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	1,372,000	1,393,459	(b)(c)
Private Export Funding Corp., Secured Notes	2.125%	7/15/16	1,130,000	1,174,875
SSIF Nevada LP, Senior Notes	1.101%	4/14/14	1,390,000	1,367,956	(a)(b)
TNK-BP Finance SA, Notes	6.125%	3/20/12	210,000	211,838	(a)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	1,710,000	1,720,458	(a)
Total Diversified Financial Services				21,780,557
Insurance — 2.2%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	250,000	244,504
American International Group Inc., Senior Notes	3.750%	11/30/13	200,000	196,255	(a)
American International Group Inc., Senior Notes	8.250%	8/15/18	500,000	529,250
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/67	620,000	643,250	(a)
Metropolitan Life Global Funding I, Notes	2.875%	9/17/12	1,460,000	1,479,085	(a)
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	1,820,000	1,835,681
Suncorp-Metway Ltd., Senior Notes	1.903%	7/16/12	2,350,000	2,367,961	(a)(b)

See Notes to Financial Statements.

16	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	$330,000	$423,523	(a)
Total Insurance				7,719,509
Thrifts & Mortgage Finance — 0.4%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	495,000	496,041
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	810,000	763,129
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	50,000	48,015
Total Thrifts & Mortgage Finance				1,307,185
Total Financials				99,053,447
Health Care — 1.2%
Health Care Equipment & Supplies — 0.3%
Baxter International Inc., Senior Notes	5.900%	9/1/16	500,000	595,189
Medtronic Inc., Senior Notes	4.450%	3/15/20	390,000	440,087
Total Health Care Equipment & Supplies				1,035,276
Health Care Providers & Services — 0.3%
UnitedHealth Group Inc., Senior Notes	3.875%	10/15/20	380,000	403,585
WellPoint Inc., Notes	5.875%	6/15/17	100,000	115,227
WellPoint Inc., Senior Notes	4.350%	8/15/20	540,000	583,331
WellPoint Inc., Senior Notes	3.700%	8/15/21	70,000	71,938
Total Health Care Providers & Services				1,174,081
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	280,000	292,433
Pharmaceuticals — 0.5%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	1,260,000	1,283,253	(a)
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	370,000	376,340
Total Pharmaceuticals				1,659,593
Total Health Care				4,161,383
Industrials — 1.6%
Aerospace & Defense — 0.4%
Boeing Co., Senior Notes	6.000%	3/15/19	1,250,000	1,516,029
Airlines — 0.4%
Continental Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	588,836	613,096
US Airways Pass-Through Trust	6.850%	1/30/18	957,984	881,345
Total Airlines				1,494,441
Industrial Conglomerates — 0.1%
United Technologies Corp., Senior Notes	4.500%	4/15/20	250,000	281,739

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	17

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Road & Rail — 0.7%
Canadian National Railway Co. Financing Pass-Through Trusts, Secured Bonds	7.195%	1/2/16	$2,133,615	$2,478,094
Total Industrials				5,770,303
Materials — 2.1%
Chemicals — 0.8%
Dow Chemical Co.	6.000%	10/1/12	1,770,000	1,838,182
Ecolab Inc., Senior Notes	4.350%	12/8/21	190,000	202,899
Potash Corp. of Saskatchewan Inc., Senior Notes	6.500%	5/15/19	320,000	396,525
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	180,000	206,690
Total Chemicals				2,644,296
Metals & Mining — 1.3%
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	680,000	840,178
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	300,000	308,880
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	90,000	105,256
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	1,100,000	1,122,096
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	590,000	634,242
Vale Overseas Ltd., Notes	6.250%	1/23/17	1,390,000	1,566,415
Total Metals & Mining				4,577,067
Total Materials				7,221,363
Telecommunication Services — 1.2%
Diversified Telecommunication Services — 0.5%
AT&T Inc., Global Notes	5.600%	5/15/18	220,000	255,630
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	470,000	523,052
Embarq Corp., Notes	7.082%	6/1/16	680,000	737,083
Verizon Communications Inc., Senior Notes	3.500%	11/1/21	250,000	260,280
Total Diversified Telecommunication Services				1,776,045
Wireless Telecommunication Services — 0.7%
America Movil SAB de CV, Notes	2.375%	9/8/16	910,000	907,465
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	450,000	517,293
Cellco Partnership/Verizon Wireless Capital LLC	5.550%	2/1/14	1,000,000	1,086,461
Total Wireless Telecommunication Services				2,511,219
Total Telecommunication Services				4,287,264
Utilities — 1.9%
Electric Utilities — 1.5%
Duke Energy Corp., Notes	6.250%	1/15/12	1,078,000	1,079,715
Duke Energy Corp., Senior Notes	6.300%	2/1/14	750,000	827,463
Exelon Corp., Notes	4.900%	6/15/15	530,000	571,064

See Notes to Financial Statements.

18	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Electric Utilities — continued
FirstEnergy Corp., Notes	7.375%	11/15/31	$140,000	$172,169
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	1,510,000	1,611,606
MidAmerican Energy Holdings Co., Senior Notes	5.875%	10/1/12	827,000	856,090
Total Electric Utilities				5,118,107
Multi-Utilities — 0.4%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	1,160,000	1,539,369
Total Utilities				6,657,476
Total Corporate Bonds & Notes (Cost — $179,834,313)				171,119,759
Asset-Backed Securities — 10.4%
ABFS Mortgage Loan Trust, 2002-3 A	4.763%	9/15/33	9,225	9,157
Access Group Inc., 2005-B A2	0.648%	7/25/22	1,268,131	1,186,266	(b)
AESOP Funding II LLC, 2011-3A A	3.410%	11/20/17	1,200,000	1,229,601	(a)
AFC Home Equity Loan Trust, 2003-3 1A	0.644%	10/25/30	503,035	321,672	(a)(b)
Bank of America Credit Card Trust, 2010-A1 A1	0.578%	9/15/15	2,440,000	2,446,493	(b)
Brazos Higher Education Authority Inc., 2011-1 A3	1.556%	11/25/33	1,900,000	1,772,502	(b)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	2,840,000	2,881,962
Countrywide Asset-Backed Certificates, 2002-BC1	0.954%	4/25/32	238,947	125,316	(b)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.754%	10/25/35	800,000	759,606	(b)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.428%	11/15/36	2,288,947	1,630,680	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-CB3 M1	0.734%	5/25/35	756,921	674,193	(b)
Credit-Based Asset Servicing and Securitization LLC, 2005-RP1 M1	0.914%	1/25/35	1,320,000	1,194,315	(a)(b)
CS First Boston Mortgage Securities Corp., 2002-MH3 A	6.700%	12/25/31	813,723	863,363
Education Funding Capital Trust, 2003-3 A6	1.787%	12/15/42	200,000	191,000	(b)
Educational Funding of the South Inc., 2011-1 A2	1.068%	4/25/35	4,100,000	3,776,870	(b)
GMAC Mortgage Servicer Advance Funding Co., Ltd., 2011-1A A	3.720%	3/15/23	1,900,000	1,895,250	(a)
Greenpoint Manufactured Housing, 2000-6 A3	2.257%	11/22/31	325,000	269,894	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.748%	2/20/32	325,000	246,080	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.778%	3/13/32	450,000	339,139	(b)
GRMT Mortgage Loan Trust, 2001-1A A5	6.650%	7/20/31	291,712	288,785	(a)
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	1,980,000	2,026,891	(a)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	430,000	465,521	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2001-A	0.554%	3/25/31	146,625	95,759	(b)
MSDWCC Heloc Trust, 2003-1 A	0.834%	11/25/15	145,887	138,841	(b)
NCUA Guaranteed Notes, 2010-A1 A	0.624%	12/7/20	3,338,568	3,348,283	(b)

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	19

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Penarth Master Issuer, 2011-1A A1	0.935%	5/18/15	$520,000	$518,282	(a)(b)
Quest Trust, 2005-X1 M1	0.794%	3/25/35	257,666	247,141	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RZ4 A7	4.790%	6/25/33	449,329	453,652
SLM Student Loan Trust, 2003-04 A5A	1.296%	3/15/33	715,829	682,051	(a)(b)
SLM Student Loan Trust, 2003-04 A5E	1.296%	3/15/33	2,582,889	2,466,000	(a)(b)
SLM Student Loan Trust, 2003-11 A6	0.836%	12/15/25	1,400,000	1,302,930	(a)(b)
SLM Student Loan Trust, 2005-7 A4	0.568%	10/25/29	1,000,000	922,708	(b)
SLM Student Loan Trust, 2011-B A1	1.128%	12/16/24	1,103,329	1,089,345	(a)(b)
Soundview Home Equity Loan Trust, 2005-3 M2	1.074%	6/25/35	378,661	358,868	(b)
UCFC Home Equity Loan, 1998-D MF1	6.905%	4/15/30	618,201	624,793
Total Asset-Backed Securities (Cost — $37,153,968)				36,843,209
Collateralized Mortgage Obligations — 10.2%
ARM Trust, 2004-5 4A1	5.181%	4/25/35	427,645	397,946	(b)
Banc of America Funding Corp., 2005-B 2A1	2.915%	4/20/35	1,312,489	894,388	(b)
Bayview Commercial Asset Trust, 2005-1A A2	0.644%	4/25/35	895,681	633,608	(a)(b)
Bear Stearns Alt-A Trust, 2005-2 2A4	2.698%	4/25/35	990,329	704,860	(b)
Citigroup Mortgage Loan Trust Inc., 2005-8, 1A1A	2.600%	10/25/35	1,178,446	798,919	(b)
Citigroup Mortgage Loan Trust Inc., 2010-3 4A1	2.520%	2/25/36	918,264	899,758	(a)(b)
Countrywide Home Loans, 2004-20 2A1	2.862%	9/25/34	315,405	180,815	(b)
Countrywide Home Loans, 2004-R1 1AF	0.694%	11/25/34	341,204	281,027	(a)(b)
Countrywide Home Loans, 2006-R2 AF1	0.714%	7/25/36	474,729	403,956	(a)(b)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	1,435,354	881,462
Deutsche Mortgage Securities Inc., 2004-4 3AR1	2.806%	6/25/34	475,957	338,203	(b)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.820%	2/25/48	1,191,683	1,189,363	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.970%	12/29/45	1,850,547	1,832,041	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC)	9.300%	4/15/19	17,811	19,780
Federal National Mortgage Association (FNMA), PO PAC	0.000%	5/25/22	2,100	2,053
GMAC Commercial Mortgage Securities Inc., 2003-C1 A2	4.079%	5/10/36	420,000	429,074
Government National Mortgage Association (GNMA), 2010-H26 LF	0.595%	8/20/58	1,067,051	1,051,280	(b)
Government National Mortgage Association (GNMA), 2011-H01 AF	0.695%	11/20/60	2,993,484	2,960,556	(b)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.745%	2/20/61	892,308	880,039	(b)
Government National Mortgage Association (GNMA), 2011-H09 AF	0.745%	3/20/61	489,348	485,198	(b)

See Notes to Financial Statements.

20	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2011-H19 FA	0.709%	8/20/61	$3,380,416	$3,371,965	(b)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.317%	3/6/20	1,130,000	1,119,994	(a)(b)
GSMPS Mortgage Loan Trust, 2005-RP1 1AF	0.644%	1/25/35	329,547	253,071	(a)(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.623%	1/19/35	765,621	687,069	(b)
HSI Asset Securitization Corp. Trust, 2005-NC1 2A3	0.654%	7/25/35	153,182	144,914	(b)
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.734%	11/25/37	1,549,226	1,109,720	(b)
LB-UBS Commercial Mortgage Trust, 2002-C2 A4	5.594%	6/15/31	607,474	612,559
LB-UBS Commercial Mortgage Trust, 2007-C1 A4	5.424%	2/15/40	133,000	144,918
MASTR Adjustable Rate Mortgages Trust, 2004-13 3A7	2.718%	11/21/34	6,815,190	6,217,798	(b)
MASTR ARM Trust, 2004-11 M1	0.934%	11/25/34	718,050	609,215	(b)
MASTR Reperforming Loan Trust, 2005-2 1A1F	0.644%	5/25/35	288,066	228,099	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2004-A1 2A1	2.424%	2/25/34	942,505	847,950	(b)
MLCC Mortgage Investors Inc., 2005-1, 2A1	2.057%	4/25/35	292,227	247,006	(b)
Morgan Stanley Dean Witter Capital I, 2002-IQ3 A4	5.080%	9/15/37	1,033,354	1,051,817
Residential Asset Securitization Trust, 2003-A14 A1	4.750%	2/25/19	895,398	903,156
SACO I Trust, 2007-VA1 A	8.802%	6/25/21	1,193,090	1,248,515	(a)(b)
Sequoia Mortgage Trust, 2003-3 A1	0.615%	7/20/33	827,293	727,197	(b)
Structured Asset Mortgage Investments Inc., 2004-AR8 A1	0.965%	5/19/35	1,243,629	958,642	(b)
Wachovia Bank Commercial Mortgage Trust, 2006-C29 A4	5.308%	11/15/48	128,000	140,262
Washington Mutual Inc., 2004-AR11	2.497%	10/25/34	161,715	142,361	(b)
Total Collateralized Mortgage Obligations (Cost — $38,847,483)				36,030,554
Mortgage-Backed Securities — 2.8%
FHLMC — 0.6%
Federal Home Loan Mortgage Corp. (FHLMC)	3.140%	1/1/19	4,488	4,526	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.506%	12/1/34	612,178	645,023	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	2.469%	7/1/35	1,415,289	1,492,222	(b)
Federal Home Loan Mortgage Corp. (FHLMC), IO	10.000%	3/1/21	1,941	344
Total FHLMC				2,142,115
FNMA — 0.7%
Federal National Mortgage Association (FNMA)	8.000%	9/1/15	10,745	11,564
Federal National Mortgage Association (FNMA)	2.718%	3/1/18	8,520	8,635	(b)
Federal National Mortgage Association (FNMA)	9.500%	4/15/21	17,168	20,184
Federal National Mortgage Association (FNMA)	2.503%	12/1/34	309,324	322,512	(b)
Federal National Mortgage Association (FNMA)	1.933%	1/1/35	1,731,631	1,822,738	(b)
Total FNMA				2,185,633

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	21

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
GNMA — 1.5%
Government National Mortgage Association (GNMA)	4.000%	1/23/42	$2,300,000	$2,459,921	(i)
Government National Mortgage Association (GNMA), PO	2.065%	6/20/60	2,760,415	2,877,733	(b)
Total GNMA				5,337,654
Total Mortgage-Backed Securities (Cost — $9,509,484)				9,665,402
Municipal Bonds — 2.4%
Alabama — 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	30,000	32,101
California — 0.3%
California State, GO	6.200%	10/1/19	450,000	512,923
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	70,000	75,575
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	70,000	74,520
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	20,000	20,729
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	370,000	434,376
Total California				1,118,123
Georgia — 0.0%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	50,000	53,242
Illinois — 0.3%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	50,000	54,623
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	100,000	109,728
Illinois State, GO	5.665%	3/1/18	370,000	393,784
Illinois State, GO	5.877%	3/1/19	390,000	419,901
Total Illinois				978,036
Nevada — 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	60,000	62,420
New York — 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	110,000	113,477
North Carolina — 0.5%
North Carolina State Education Assistance Authority Revenue, Student Loan Backed Notes	1.218%	7/25/25	1,900,000	1,836,388	(b)
Pennsylvania — 0.7%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	1.267%	5/1/46	2,475,000	2,289,375	(b)

See Notes to Financial Statements.

22	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
Virginia — 0.6%
Virginia State Housing Development Authority	6.000%	6/25/34	$2,018,498	$2,071,907
Total Municipal Bonds (Cost — $8,189,172)				8,555,069
Sovereign Bonds — 1.9%
Canada — 0.5%
Province of Ontario, Senior Bonds	4.400%	4/14/20	1,620,000	1,845,826
Japan — 0.8%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	2,690,000	2,835,287
Norway — 0.5%
Kommunalbanken AS, Senior Notes	2.375%	1/19/16	1,800,000	1,827,036	(a)
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	270,000	269,663	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	14,799	17,185	(a)
Total Russia				286,848
Total Sovereign Bonds (Cost — $6,442,175)				6,794,997
U.S. Government & Agency Obligations — 18.3%
U.S. Government Agencies — 7.9%
Farmer Mac	3.000%	9/22/14	120,000	127,654
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	3,350,000	3,908,539	(a)
Federal Farm Credit Bank (FFCB)	4.875%	4/4/12	1,971,000	1,994,676
Federal Home Loan Bank (FHLB), Bonds	5.625%	6/11/21	1,910,000	2,432,893
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	4,320,000	3,321,497
Federal National Mortgage Association (FNMA), Notes	1.375%	11/15/16	4,200,000	4,237,094
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,600,000	1,644,250
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,590,000	1,674,912
Tennessee Valley Authority, Bonds	6.790%	5/23/12	2,747,000	2,817,878
Tennessee Valley Authority, Bonds	5.980%	4/1/36	70,000	96,590
Tennessee Valley Authority, Notes	5.250%	9/15/39	1,090,000	1,391,397
Tennessee Valley Authority, Senior Bonds	3.875%	2/15/21	3,600,000	4,107,265
Total U.S. Government Agencies				27,754,645
U.S. Government Obligations — 10.4%
U.S. Treasury Notes	0.250%	9/15/14	1,240,000	1,236,900
U.S. Treasury Notes	1.000%	8/31/16	2,920,000	2,951,939
U.S. Treasury Notes	1.000%	9/30/16	4,300,000	4,344,341
U.S. Treasury Notes	1.500%	8/31/18	3,180,000	3,226,457

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	23

Western Asset Intermediate Bond Portfolio

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	1.375%	11/30/18	$3,780,000	$3,792,996
U.S. Treasury Notes	3.125%	5/15/21	18,910,000	21,114,187
U.S. Treasury Notes	2.000%	11/15/21	140,000	141,597
Total U.S. Government Obligations				36,808,417
Total U.S. Government & Agency Obligations (Cost — $60,246,428)				64,563,062
U.S. Treasury Inflation Protected Securities — 2.5%
U.S. Treasury Bonds, Inflation Indexed	3.375%	1/15/12	3,277,341	3,278,364
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	2,745,384	3,301,539	(j)
U.S. Treasury Notes, Inflation Indexed	2.000%	4/15/12	2,332,189	2,342,392
Total U.S. Treasury Inflation Protected Securities (Cost — $7,917,438)				8,922,295

		Expiration Date	Contracts
Purchased Options — 0.0%
Eurodollar Futures, Call @ $99.38		9/17/12	46	12,075
Eurodollar Mid Curve 1-Year Futures, Call @ $99.50		9/14/12	46	3,738
Total Purchased Options (Cost — $22,149)				15,813
Total Investments before Short-Term Investments (Cost — $348,162,610)				342,510,160

		Maturity Date	Face Amount
Short-Term Investments — 2.7%
U.S. Government Agencies — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost — $629,981)	0.120%	1/10/12	$630,000	629,981	(k)
Repurchase Agreements — 2.5%
Deutsche Bank Securities Inc. repurchase agreement dated 12/30/11; Proceeds at maturity — $9,089,040; (Fully collateralized by U.S. government agency obligations, 3.150% due 10/28/20; Market value — $9,270,779) (Cost — $9,089,000)	0.040%	1/3/12	9,089,000	9,089,000
Total Short-Term Investments (Cost — $9,718,981)				9,718,981
Total Investments — 99.6% (Cost — $357,881,591#)				352,229,141
Other Assets in Excess of Liabilities — 0.4%				1,427,619
Total Net Assets — 100.0%				$353,656,760

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Security has no maturity date. The date shown represents the next call date.

(d)	The maturity principal is currently in default as of December 31, 2011.

(e)	Illiquid security.

See Notes to Financial Statements.

24	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Schedule of investments (cont’d)

December 31, 2011

Western Asset Intermediate Bond Portfolio

(f)	The coupon payment on these securities is currently in default as of December 31, 2011.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(h)	Value is less than $1.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $357,899,247.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
GO	— General Obligation
IO	— Interest Only
PAC	— Planned Amortization Class
PO	— Principal Only

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts	Value
Eurodollar Futures, Call	9/17/12	$99.50	46	$5,175
Eurodollar Mid Curve 1-Year Futures, Call	9/14/12	99.38	46	8,913
Total Written Options (Premiums Received — $19,826)				$14,088

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	25

Statement of assets and liabilities

December 31, 2011

Assets:
Investments, at value (Cost — $357,881,591)	$352,229,141
Cash	465
Interest receivable	2,913,306
Receivable for securities sold	1,653,554
Deposits with brokers for swap contracts	100,000
Receivable for Fund shares sold	84,568
Swaps, at value (net premiums paid — $13,087)	78,857
Receivable from broker — variation margin on open futures contracts	30,956
Principal paydown receivable	3,461
Receivable for open swap contracts	2,804
Prepaid expenses	26,132
Other receivables	2,455
Total Assets	357,125,699

Liabilities:
Payable for securities purchased	2,452,734
Distributions payable	493,908
Swaps, at value (net premium received — $40,654)	284,884
Investment management fee payable	111,765
Payable for Fund shares repurchased	17,019
Written options, at value (premiums received — $19,826)	14,088
Payable for open swap contracts	1,950
Accrued expenses	92,591
Total Liabilities	3,468,939
Total Net Assets	$353,656,760

Net Assets:
Par value (Note 7)	$32,863
Paid-in capital in excess of par value	364,381,846
Overdistributed net investment income	(21,352)
Accumulated net realized loss on investments, futures contracts, written options and swap contracts	(4,982,140)
Net unrealized depreciation on investments, futures contracts, written options and swap contracts	(5,754,457)
Total Net Assets	$353,656,760

Shares Outstanding:
Class IS	7,631,093
Class I	25,231,410

Net Asset Value:
Class IS	$10.76
Class I	$10.76

See Notes to Financial Statements.

26	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Statement of operations

For the Year Ended December 31, 2011

Investment Income:
Interest	$13,450,101

Expenses:
Investment management fee (Note 2)	1,480,999
Transfer agent fees (Note 5)	95,826
Audit and tax	53,059
Fund accounting fees	43,942
Legal fees	41,118
Registration fees	40,805
Shareholder reports (Note 5)	25,128
Directors’ fees	17,617
Insurance	8,350
Custody fees	7,710
Fees recaptured by investment manager (Note 2)	73
Miscellaneous expenses	1,500
Total Expenses	1,816,127
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(45,855)
Net Expenses	1,770,272
Net Investment Income	11,679,829

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(1,987,794)
Futures contracts	2,087,043
Written options	482,959
Swap contracts	90,497
Net Realized Gain	672,705
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	6,362,772
Futures contracts	817,402
Written options	(20,787)
Swap contracts	(222,699)
Change in Net Unrealized Appreciation (Depreciation)	6,936,688
Net Gain on Investments, Futures Contracts, Written Options and Swap Contracts	7,609,393
Increase in Net Assets from Operations	$19,289,222

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	27

Statements of changes in net assets

For the Years Ended December 31,	2011	2010

Operations:
Net investment income	$11,679,829	$16,290,732
Net realized gain	672,705	5,357,898
Change in net unrealized appreciation (depreciation)	6,936,688	16,972,044
Increase in Net Assets From Operations	19,289,222	38,620,674

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(11,904,040)	(16,939,527)
Net realized gains	(4,075,354)	(5,041,150)
Decrease in Net Assets From Distributions to Shareholders	(15,979,394)	(21,980,677)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	74,775,495	74,906,399
Reinvestment of distributions	10,412,677	15,338,026
Cost of shares repurchased	(135,334,690)	(189,113,004)
Decrease in Net Assets From Fund Share Transactions	(50,146,518)	(98,868,579)
Decrease in Net Assets	(46,836,690)	(82,228,582)

Net Assets:
Beginning of year	400,493,450	482,722,032
End of year*	$353,656,760	$400,493,450
* Includes (overdistributed) and undistributed net investment income, respectively, of:	$(21,352)	$28,958

See Notes to Financial Statements.

28	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class IS Shares[1,2]	2011	2010	2009	2008[3]

Net asset value, beginning of year	$10.67	$10.31	$9.31	$9.49

Income (loss) from operations:
Net investment income	0.34	0.39	0.42	0.09
Net realized and unrealized gain (loss)	0.23	0.50	1.15	(0.13)
Total income (loss) from operations	0.57	0.89	1.57	(0.04)

Less distributions from:
Net investment income	(0.35)	(0.40)	(0.42)	(0.14)
Net realized gains	(0.13)	(0.13)	(0.15)	—
Total distributions	(0.48)	(0.53)	(0.57)	(0.14)

Net asset value, end of year	$10.76	$10.67	$10.31	$9.31
Total return[4]	5.39%	8.79%	17.39%	(0.41)%

Net assets, end of year (000s)	$82,120	$59,403	$60,112	$50,196

Ratios to average net assets:
Gross expenses	0.48%	0.47%	0.46%	0.46%[5]
Net expenses[6,7]	0.45	0.45	0.45	0.45 [5]
Net investment income	3.17	3.65	4.20	4.50 [5]

Portfolio turnover rate	69%[8]	99%	175%	165%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Select Class shares were renamed Class IS shares.

[3]	For the period October 3, 2008 (commencement of operations) to December 31, 2008.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75% for the year ended December 31, 2011.

[9]	Not annualized.

See Notes to Financial Statements.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	29

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1,2]	2011	2010	2009	2008[3]	2008[4]	2007[4]

Net asset value, beginning of year	$10.67	$10.31	$9.32	$10.30	$10.43	$10.21

Income (loss) from operations:
Net investment income	0.34	0.39	0.42	0.34	0.52	0.49
Net realized and unrealized gain (loss)	0.23	0.50	1.14	(0.82)	(0.14)	0.22
Total income (loss) from operations	0.57	0.89	1.56	(0.48)	0.38	0.71

Less distributions from:
Net investment income	(0.35)	(0.40)	(0.42)	(0.37)	(0.51)	(0.49)
Net realized gains	(0.13)	(0.13)	(0.15)	(0.13)	—	—
Total distributions	(0.48)	(0.53)	(0.57)	(0.50)	(0.51)	(0.49)

Net asset value, end of year	$10.76	$10.67	$10.31	$9.32	$10.30	$10.43
Total return[5]	5.35%	8.76%	17.24%	(4.72)%	3.77%	7.17%

Net assets, end of year (000s)	$271,537	$341,090	$422,610	$475,695	$706,873	$639,735

Ratios to average net assets:
Gross expenses	0.49%	0.48%	0.47%	0.46%[6]	0.45%	0.46%
Net expenses[7]	0.48 [8]	0.48 [8]	0.47	0.46 [6]	0.45	0.45 [8]
Net investment income	3.15	3.63	4.20	4.60 [6]	5.00	4.80

Portfolio turnover rate	69%[9]	99%	175%	165%[10]	239%	244%

[1]	Per share amounts have been calculated using the average shares method.

[2]	In April 2010, Institutional Class shares were renamed Class I shares.

[3]	For the period April 1, 2008 through December 31, 2008.

[4]	For the year ended March 31.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 75% for the year ended December 31, 2011.

[10]	Not annualized.

See Notes to Financial Statements.

30	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Intermediate Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund offers three classes of shares: Class IS, Class I and Class FI. Shares in the Class FI bear a distribution fee. Class FI shares have not commenced operations. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on the Class FI shares, and transfer agent and shareholder servicing expenses, and certain other expenses, which are determined separately for each class.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

Western Asset Intermediate Bond Portfolio 2011 Annual Report	31
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$171,119,759	$0	*	$171,119,759
Asset-backed securities	—	36,843,209	—		36,843,209
Collateralized mortgage obligations	—	36,030,554	—		36,030,554
Mortgage-backed securities	—	9,665,402	—		9,665,402
Municipal bonds	—	8,555,069	—		8,555,069
Sovereign bonds	—	6,794,997	—		6,794,997
U.S. government & agency obligations	—	64,563,062	—		64,563,062
U.S. treasury inflation protected securities	—	8,922,295	—		8,922,295
Purchased options	$15,813	—	—		15,813
Total long-term investments	$15,813	$342,494,347	$0	*	$342,510,160
Short-term investments†	—	9,718,981	—		9,718,981
Total investments	$15,813	$352,213,328	$0	*	$352,229,141
Other financial instruments:
Futures contracts	189,058	—	—		189,058
Credit default swaps on corporate issues — buy protection‡	—	78,857	—		78,857
Total other financial instruments	$189,058	$78,857	—		$267,915
Total	$204,871	$352,292,185	$0	*	$352,497,056

32	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$14,088	—	—	$14,088
Futures contracts	118,343	—	—	118,343
Credit default swaps on corporate issues — sell protection‡	—	$107,429	—	107,429
Credit default swaps on corporate issues — buy protection‡	—	304	—	304
Credit default swaps on credit indices — sell protection‡	—	158,081	—	158,081
Total return swaps	—	19,070	—	19,070
Total	$132,431	$284,884	—	$417,315

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes		Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Total
Balance as of December 31, 2010	$0	*	$292,739	$3,100,000	$2,433,750	$5,826,489
Accrued premiums/discounts	—		(33)	—	7,446	7,413
Realized gain (loss)[1]	—		(48)	—	31,028	30,980
Change in unrealized appreciation (depreciation)[2]	—		68,390	—	92,151	160,541
Purchases	—		—	—	—	—
Sales	—		(39,376)	(3,100,000)	(275,000)	(3,414,376)
Transfers into Level 3	—		—	—	—	—
Transfers out of Level 3[3]	—		(321,672)	—	(2,289,375)	(2,611,047)
Balance as of December 31, 2011	$0	*	—	—	—	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at December 31, 2011	—		—	—	—	—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

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(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is

34	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

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The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of December 31, 2011, the total notional value of all credit default swaps to sell protection is $8,410,942. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended December 31, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation

36	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(g) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	37

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have

38	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of December 31, 2011, the Fund held written options, credit default swaps, and total return swaps with credit related contingent features which had a liability position of $298,972. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of December 31, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $100,000 which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend

Western Asset Intermediate Bond Portfolio 2011 Annual Report	39

income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$173,901	$(173,901)

(a)

Reclassifications are primarily due to losses from mortgage backed securities treated as capital losses for tax purposes, book/tax differences in the treatment of distributions and book/tax differences in the treatment of swap contracts.

40	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

The Fund has an investment management agreement with Legg Mason Partners Fund Advisor, LLC (“LMPFA”). Western Asset Management Company (“Western Asset”) is the investment adviser. LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc (“Legg Mason”).

LMPFA provides the Fund with management and administrative services for which the Fund pays a fee calculated daily and paid monthly, at an annual rate of 0.40% of the Fund’s average daily net assets.

The investment manager has agreed to waive fees and/or reimburse operating expenses (other than interest, taxes, extraordinary expenses and brokerage commissions) so that total operating expenses are not expected to exceed 0.45% for Class IS shares. Western Asset also agreed to waive their advisory fee (which is paid by LMPFA and not the Fund) under the Fee Cap. This arrangement cannot be terminated prior to April 30, 2012 without the Board’s consent.

During the year ended December 31, 2011, fees waived and/or expenses reimbursed amounted to $45,782.

With respect to Class IS shares, the investment manager is permitted to recapture amounts waived or reimbursed to a class within three years after the day on which the investment manager earned the fee or incurred the expense if the class’s total annual operating expenses have fallen to a level below the lower of the limit described above or the limit then in effect.

Pursuant to this agreement, at December 31, 2011, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and date of expiration as follows:

Class IS
Expires December 31, 2012	$4,639
Expires December 31, 2013	11,753
Expires December 31, 2014	17,470
Fee waivers and/or expense reimbursement subject to recapture	$33,862

During the year ended December 31, 2011, LMPFA recaptured $73 for Class IS.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

3. Investments

During the year ended December 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$72,752,724	$198,252,094
Sales	109,446,072	197,267,093

Western Asset Intermediate Bond Portfolio 2011 Annual Report	41

At December 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$16,560,350
Gross unrealized depreciation	(22,230,456)
Net unrealized depreciation	$(5,670,106)

At December 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-day eurodollar	26	3/12	$6,465,959	$6,458,075	$(7,884)
90-day eurodollar	26	9/12	6,453,609	6,452,225	(1,384)
U.S. treasury 5-year notes	22	3/12	2,701,447	2,711,672	10,225
U.S. treasury 10-year notes	133	3/12	17,260,792	17,439,625	178,833
					179,790
Contracts to Sell:
90-day eurodollar	26	3/13	6,430,365	6,451,250	$(20,885)
90-day eurodollar	51	9/13	12,568,484	12,649,275	(80,791)
U.S. treasury 2-year notes	70	3/12	15,430,882	15,438,281	(7,399)
					(109,075)
Net unrealized gain on open futures contracts					$70,715

At December 31, 2011, the Fund held TBA securities with a total cost of $2,452,734.

During the year ended December 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of December 31, 2010	650	$167,316
Options written	2,299	883,575
Options closed	(2,416)	(892,764)
Options exercised	(199)	(94,000)
Options expired	(242)	(44,301)
Written options, outstanding as of December 31, 2011	92	$19,826

At December 31, 2011, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At December 31, 2011[3]	Periodic Payments Received By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Deutsche Bank AG (MetLife Inc., 5.000%, due 6/15/15)	$860,000	6/20/18	3.32%	1.000% quarterly	$(107,429)	$(33,228)	$(74,201)

42	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	$330,000	3/20/15	5.000% quarterly	$19,098	$2,074	$17,024
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	420,000	3/20/20	5.000% quarterly	49,279	9,091	40,188
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480% due 11/15/13)	220,000	3/20/13	5.000% quarterly	(239)	(592)	353
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000% quarterly	(65)	(95)	30
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/15	5.000% quarterly	5,787	873	4,914
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	40,000	3/20/20	5.000% quarterly	4,693	1,049	3,644
Total	$1,170,000			$78,553	$12,400	$66,153

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[5]	Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Goldman Sachs Group Inc. (CDX. NA. IG HVOL. 4)	$7,550,942	6/20/12	1.000% quarterly	$(158,081)	$(6,739)	$(151,342)

At December 31, 2011, the Fund held the following total return swap contracts:

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund‡	Periodic Payments Received By The Fund‡		Upfront Premiums Paid (Received)	Unrealized (Depreciation)
Deutsche Bank AG	$485,000	7/2/12	TRX-CMBS Reset†	TRX-CMBS	†	—	$(7,270)
Deutsche Bank AG	485,000	10/1/12	TRX-CMBS Reset†	TRX-CMBS	†	—	(11,800)
Total	$970,000					—	$(19,070)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required

Western Asset Intermediate Bond Portfolio 2011 Annual Report	43

to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

[5]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market value (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

‡	Percentage shown is an annual percentage rate.

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at December 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Purchased options[2]	$15,813	—	$15,813
Futures contracts[3]	189,058	—	189,058
Swap contracts[4]	—	$78,857	78,857
Total	$204,871	$78,857	$283,728

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Credit Risk	Total
Written options	$14,088	—	$14,088
Futures contracts[3]	118,343	—	118,343
Swap contracts[4]	—	$284,884	284,884
Total	$132,431	$284,884	$417,315

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended December 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides

44	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options	$(68,160)	—	$(68,160)
Written options	482,959	—	482,959
Futures contracts	2,087,043	—	2,087,043
Swap contracts	26,968	$63,529	90,497
Total	$2,528,810	$63,529	$2,592,339

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Purchased options	$(5,781)	—	$(5,781)
Written options	(20,787)	—	(20,787)
Futures contracts	817,402	—	817,402
Swap contracts	—	$(222,699)	(222,699)
Total	$790,834	$(222,699)	$568,135

During the year ended December 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$22,523
Written options	82,344
Futures contracts (to buy)	49,359,175
Futures contracts (to sell)	42,043,409

Average Notional Balance
Credit default swap contracts (to buy protection)	$1,269,231
Credit default swap contracts (to sell protection)	8,203,249
Total return swap contracts	149,231

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class FI shares calculated at the annual rate of 0.25% of the average daily net assets of the class. Service and distribution fees are accrued and paid monthly. At December 31, 2011 Class FI had not commenced operations.

For the year ended December 31, 2011, class specific expenses were as follows:

	Shareholder Reports	Transfer Agent Fees
Class IS	$4,427	$7,153
Class I	20,701	88,673
Total	$25,128	$95,826

Western Asset Intermediate Bond Portfolio 2011 Annual Report	45

For the year ended December 31, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class IS	$17,470
Class I	28,385
Total	$45,855

6. Distributions to shareholders by class

	Year Ended December 31, 2011	Year Ended December 31, 2010
Net Investment Income:
Class IS1	$2,214,168	$2,229,177
Class I1	9,689,872	14,710,350
Total	$11,904,040	$16,939,527

Net Realized Gains
Class IS1	$944,949	$695,570
Class I1	3,130,405	4,345,580
Total	$4,075,354	$5,041,150

[1]	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I shares, respectively.

7. Capital shares

At December 31, 2011, the Corporation had 21.15 billion shares of capital stock authorized with a par value of $0.001 per share.

Transactions in shares of each Class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class IS1
Shares sold	2,432,305	$26,539,243	436,312	$4,720,000
Shares issued on reinvestment	284,152	3,070,498	271,420	2,900,878
Shares repurchased	(651,689)	(7,157,700)	(972,315)	(10,330,000)
Net increase (decrease)	2,064,768	$22,452,041	(264,583)	$(2,709,122)

Class I1
Shares sold	4,433,992	$48,236,252	6,567,865	$70,186,399
Shares issued on reinvestment	679,287	7,342,179	1,164,622	12,437,148
Shares repurchased	(11,840,541)	(128,176,990)	(16,762,966)	(178,783,004)
Net decrease	(6,727,262)	$(72,598,559)	(9,030,479)	$(96,159,457)

[1]	In April 2010, Institutional Select Class and Institutional Class shares were renamed Class IS and Class I shares, respectively.

46	Western Asset Intermediate Bond Portfolio 2011 Annual Report

Notes to financial statements (cont’d)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class IS	Class I
Daily 1/31/2012	$0.023696	$0.023290

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$13,640,445	$20,026,772
Net Long-term capital gains	2,338,949	1,953,905
Total distributions paid	$15,979,394	$21,980,677

As of December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$363,511
Other book/tax temporary differences(a)	(5,349,347)
Unrealized appreciation (depreciation)(b)	(5,772,113)
Total accumulated earnings (losses) — net	$(10,757,949)

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and options contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

9. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Western Asset Intermediate Bond Portfolio 2011 Annual Report	47

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Intermediate Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Western Asset Intermediate Bond Portfolio (one of the Portfolios comprising Western Asset Funds, Inc., the “Fund”) at December 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 21, 2012

48	Western Asset Intermediate Bond Portfolio

Board approval of investment management

and advisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Directors considered the Investment Management Agreement between the Corporation and LMPFA with respect to the Fund and the Investment Advisory Agreement between LMPFA and Western Asset Management Company (“Western Asset”) (collectively, the “Agreements”) with respect to the Fund at meetings held on October 20 and October 27, 2011. At a meeting held on November 15, 2011, the Executive and Contracts Committee reported to the full Board of Directors its considerations and recommendation with respect to the Agreements, and the Board of Directors, including a majority of the Independent Directors, considered and approved renewal of the Agreements.

In arriving at their decision to renew the Agreements, the Directors met with representatives of Western Asset as well as representatives of LMPFA; reviewed a variety of information prepared by LMPFA and Western Asset and materials provided by Lipper Inc. (“Lipper”) and counsel to the Independent Directors; reviewed performance and expense information for the Fund’s peer group of comparable funds selected and prepared by Lipper and for certain other comparable products available from Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Directors at their regular quarterly meetings with respect to the Fund’s performance and other relevant matters, and related discussions with Western Asset’s personnel.

As part of their review, the Directors examined LMPFA’s ability to provide high quality oversight and administrative and shareholder support services to the Fund, and Western Asset’s ability to provide high quality investment management services to the Fund. The Directors considered the experience of LMPFA’s personnel in providing the types of services that LMPFA is responsible for providing to the Fund; the ability of LMPFA to attract and retain capable personnel; the capability and integrity of LMPFA’s senior management and staff; and the level of skill required to provide such services to the Fund. The Directors considered the investment philosophy and research and decision-making processes of Western Asset; the experience of its key advisory personnel responsible for management of the Fund; the ability of Western Asset to attract and retain capable research and advisory personnel; the capability and integrity of Western Asset’s senior management and staff; and the level of skill required to manage the Fund. In addition, the Directors reviewed the quality of LMPFA’s and Western Asset’s services with respect to regulatory compliance and compliance with the investment policies of the Fund and conditions that might affect LMPFA’s or Western Asset’s ability to provide high quality services to the Fund in the future under the Agreements, including its business reputation, financial condition and operational stability. Based on the foregoing, the Directors concluded that Western Asset’s investment process, research capabilities and philosophy were well suited to the Fund given the Fund’s investment objective and policies, and that LMPFA and Western Asset would be able to meet any reasonably foreseeable obligations under the Agreements.

Western Asset Intermediate Bond Portfolio	49

In reviewing the quality of the services provided to the Fund, the Directors also reviewed comparisons of the performance of the Fund to the performance of certain comparable funds in its peer group and to its investment benchmark over the one-, three-, five- and ten-year periods ended August 31, 2011. In that connection, the Directors noted that the performance of the Fund exceeded its peer average performance for the three-, five- and ten-year periods, but was lower than its peer average for the one-year period. With respect to the Fund, the Directors considered the factors involved in its performance relative to the performance of its investment benchmark and peer group.

The Directors also considered the management fee payable by the Fund to LMPFA, the total expenses payable by the Fund and the fact that LMPFA pays to Western Asset the entire management fee it receives from the Fund. They reviewed information concerning management fees paid to investment advisers of similarly-managed funds, as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Directors observed that the management fee paid by the Fund to LMPFA was approximately equal to the average of the fees paid by funds in its peer group and total expenses for the Fund were lower than the average of the funds in its peer group. The Directors noted that the management fee paid by the Fund was generally higher than the fees paid by other clients of Western Asset for accounts with similar investment strategies, but that the administrative and operational responsibilities for Western Asset with respect to the Fund were also relatively higher. In light of this difference, the Directors concluded that the management fee paid by the Fund relative to the fees paid by Western Asset’s other clients was reasonable.

The Directors further evaluated the benefits of the advisory relationship to LMPFA and Western Asset, including, among others, the profitability of the relationship to LMPFA and Western Asset; the direct and indirect benefits that LMPFA and Western Asset may receive from its relationship with the Fund, including any “fallout benefits,” such as reputational value derived from serving as investment manager or adviser to the Fund; and the affiliations between LMPFA, Western Asset and certain service providers for the Fund. In that connection, the Directors concluded that LMPFA and Western Asset’s profitability was consistent with levels of profitability that had been determined by courts not to be excessive. The Directors noted that Western Asset does not have soft dollar arrangements.

Finally, the Directors considered, in light of the profitability information provided by LMPFA and Western Asset, the extent to which economies of scale would be realized by Western Asset as the assets of the Fund grow. The Directors determined that the lack of breakpoints was appropriate and that the management fee structure for the Fund is reasonable.

In their deliberations with respect to these matters, the Independent Directors were advised by their independent counsel, who is independent of LMPFA and Western Asset within the meaning of Securities and Exchange Commission rules regarding the independence of counsel. The Independent Directors weighed each of the fore-

50	Western Asset Intermediate Bond Portfolio

Board approval of investment management

and advisory agreements (unaudited) (cont’d)

going matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Directors, including the Independent Directors, did not identify any single matter as all-important or controlling, and the foregoing summary does not detail all the matters considered. The Directors judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Directors, including all of the Independent Directors, determined, in the exercise of their business judgment, that they were generally satisfied with the quality of services being provided by LMPFA and Western Asset, but they would continue to closely monitor the performance of LMPFA and Western Asset; that the fees to be paid to Western Asset and LMPFA under the relevant Agreements were fair and reasonable, given the scope and quality of the services rendered by Western Asset and LMPFA; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

Western Asset Intermediate Bond Portfolio	51

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Intermediate Bond Portfolio (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Western Asset Management Company, 385 East Colorado Blvd., Pasadena, California 91101. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 1998
Principal occupations during the past five years	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	OBN Holdings, Inc. (film, television and media company)
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Occidental Petroleum Corporation and Public Storage

52	Western Asset Intermediate Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office and length of time served[1]	Served since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	None
Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2004
Principal occupations during the past five years	Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of a Quantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (2001-2004) (commercial online search); and President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service)
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Orbitz Worldwide (global on-line travel company)
Interested Directors
R. Jay Gerken[3]
Year of birth	1951
Position(s) held with Fund	Director and President
Term of office and length of time served[1]	Served as a Director since 2006 and as President since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2005); Officer and Trustee/Director of 161 funds associated with LMPFA or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of portfolios in fund complex overseen[2]	161
Other directorships held	None

Western Asset Intermediate Bond Portfolio	53

Interested Directors cont’d
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office and length of time served[1]	Served since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (1968-present).
Number of portfolios in fund complex overseen[2]	11
Other directorships held	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.
Officers[5]
Richard F. Sennett 55 Water Street New York, NY 10041
Year of birth	1970
Position(s) held with Fund	Principal Financial Officer
Term of office and length of time served[1]	Served since 2011
Principal occupations during the past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011), Managing Director of Legg Mason & Co and Senior Manager of the Treasury Policy group for Legg Mason & Co’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

54	Western Asset Intermediate Bond Portfolio

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[5] cont’d
Erin K. Morris 100 International Drive Baltimore, MD 21202
Year of birth	1966
Position(s) held with Fund	Treasurer
Term of office and length of time served[1]	Served since 2006
Principal occupations during the past five years	Vice President and Manager Global Fiduciary Platform, Legg Mason & Co., LLC (2005-present); Assistant Vice President and Manager, Fund Accounting Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

Western Asset Intermediate Bond Portfolio	55

Officers[5] cont’d
Todd F. Kuehl 100 International Drive Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office and length of time served[1]	Served since 2007
Principal occupations during the past five years	Director, Legg Mason & Co., LLC (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A
Robert I. Frenkel 100 First Stamford Place Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office and length of time served[1]	Served since 2009
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).
Number of portfolios in fund complex overseen[2]	N/A
Other directorships held	N/A

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]

Each Officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified. Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removed from office and applicable law and the rules of the New York Stock Exchange.

[2]

In addition to overseeing the nine portfolios of the Corporation each Director also serves as a Trustee of Western Asset Premier Bond Fund and as a Director of Western Asset Income Fund, Inc. (closed-end investment companies), which are considered part of the same Fund Complex as the Fund. In addition, Mr. Gerken serves as Director/Trustee to 161 other portfolios associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of Western Asset Management Co. (“WAM”).

[3]

Mr. Gerken is an “Interested person” (as defined in section 2(a)(19) of the 1940 Act of each Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of WAM.

[4]	Mr. Olson is an “Interested person” (as defined above) of each Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “Interested person” (as defined above) of the Fund.

56	Western Asset Intermediate Bond Portfolio

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2011:

Record date:	Daily	Daily	12/8/2011
Payable date:	1/31/2011	February 2011 — December 2011	12/9/2011
Ordinary income:
Qualified dividend income for individuals	0.006%	—	—
Dividends qualifying for the dividends received deduction for corporations	0.006%	—	—
Interest from federal obligations	7.34%	7.34%	—
Long-term capital gain dividend	—	—	$0.072160

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

The following information is applicable to non-U.S. resident shareholders:

70% of the ordinary income distributions paid monthly by the Fund from March 2011 through December 2011 represent Qualified Net Investment Income and Qualified Short-Term Gains eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset

Intermediate Bond Portfolio

Directors

William E. B. Siart, Chairman

R. Jay Gerken

President

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie Miller Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

Western Asset Management Company

Transfer agent

Boston Financial Data Services

2000 Crown Colony Drive

Quincy, MA 02169

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Intermediate Bond Portfolio

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Intermediate Bond Portfolio

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Intermediate Bond Portfolio. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX013143 2/12 SR12-1584

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Director pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2010 and December 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $476,381 in December 31, 2010 and $468,601 in December 31, 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in December 31, 2010 and $0 in December 31, 2011.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $36,500 in December 31, 2010 and $42,600 in December 31, 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in December 31, 2011, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for December 31, 2010 and December 31, 2011; Tax Fees were 100% and 100% for December 31, 2010 and December 31, 2011; and Other Fees were 100% and 100% for December 31, 2010 and December 31, 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $0 in December 31, 2011.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ronald J. Arnault

Anita L. DeFrantz

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date: February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
President of
Western Asset Funds, Inc.

Date: February 23, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer of
Western Asset Funds, Inc.

Date: February 23, 2012